UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GENELUX CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GENELUX CORPORATION

2625 Townsgate Road, Suite 230

Westlake Village, California 91361

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 27, 2025

At 10:00 a.m. Pacific Time

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) of Genelux Corporation, a Delaware corporation (the “Company”). The Annual Meeting will be held virtually on Wednesday, August 27, 2025 at 10:00 a.m. Pacific Time via live webcast at https://meetings.lumiconnect.com/200-117-274-735. For additional instructions on how to attend the Annual Meeting, please review the accompanying Proxy Statement for the Annual Meeting (the “Proxy Statement”). The Annual Meeting will be held for the following purposes:

1. To elect the two nominees for Class III director named herein, each to hold office until the Company’s 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

2. To ratify the appointment by the Audit Committee of the Board of Directors of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

3. To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement. The Annual Meeting will be held virtually through a live webcast. Stockholders of record at the close of business on June 30, 2025 and their proxy holders will be able to attend the Annual Meeting virtually, submit questions, and vote during the live webcast by visiting https://meetings.lumiconnect.com/200-117-274-735 and entering the control number included in your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the Proxy Statement. Online check-in will begin at 9:30 a.m. Pacific Time, on Wednesday, August 27, 2025.

The record date for the Annual Meeting is June 30, 2025. Only stockholders of record at the close of business on that date and their proxy holders may vote at the Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Wednesday, August 27, 2025 at 10:00 a.m. Pacific Time through a live webcast at https://meetings.lumiconnect.com/200-117-274-735.

The Proxy Statement and Annual Report are available at http://www.astproxyportal.com/ast/27213.

By Order of the Board of Directors

/s/ Thomas D. Zindrick, J.D.
Thomas D. Zindrick, J.D.
President, Chief Executive Officer and Chairman
Westlake Village, California
July 11, 2025

You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy card if one is mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares during the Annual Meeting.

GENELUX CORPORATION

2625 Townsgate Road, Suite 230

Westlake Village, California 91361

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 27, 2025

MEETING AGENDA

Proposals	Page	Voting Standard	Board Recommendation
Proposal 1: Election of Directors	7	Plurality of the votes of the shares present virtually, or represented by proxy, at the Annual Meeting and entitled to vote generally on the election of directors	“For” each Class III director nominee named in the Proxy Statement
Proposal 2: Ratification of Independent Registered Public Accounting Firm	17	Majority of shares present virtually, or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter	“For”

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What are proxy materials?

The proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Genelux Corporation, a Delaware corporation (“Genelux,” the “Company,” “we” or “us”), for use at our 2025 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) to be held on Wednesday, August 27, 2025 at 10:00 a.m. Pacific Time via live webcast by accessing https://meetings.lumiconnect.com/200-117-274-735 in advance of the Annual Meeting, and completing the online registration, which requires that you provide the control number included on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), proxy card, or voting instruction form.

The proxy materials include the Notice of Internet Availability, this Proxy Statement for the Annual Meeting (this “Proxy Statement”), our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on March 28, 2025 (the “2024 Form 10-K”), Amendment No. 1 to our 2024 Form 10-K, filed with the SEC on April 29, 2025 (together with our 2024 Form 10-K, our “Annual Report”), and the proxy card or, for shares held in street name (held for your account by a broker, bank or other nominee), a voting instruction form, for the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting virtually and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide access to our proxy materials to our stockholders via the internet. Accordingly, on or about July 14, 2025, we will mail a Notice of Internet Availability to stockholders entitled to vote at the Annual Meeting containing instructions on how to access the proxy materials and how to vote. Please follow the instructions on the Notice of Internet Availability for requesting paper or e-mail copies of our proxy materials. In addition, stockholders of record may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. We believe electronic delivery will expedite the receipt of the proxy materials and will help lower the costs of our proxy materials. Please note that, while our proxy materials are available at the website referenced in the Notice of Internet Availability and on our website, no information contained on either website is incorporated by reference into or considered to be a part of this document.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice of Internet Availability, after 10 calendar days have passed since our first mailing of the Notice of Internet Availability.

How do I attend and ask questions during the Annual Meeting?

The Annual Meeting will be held virtually on Wednesday, August 27, 2025 at 10:00 a.m. Pacific Time via live webcast at https://meetings.lumiconnect.com/200-117-274-735. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:30 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures.

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on June 30, 2025 (the “Record Date”) or hold a valid proxy for the Annual Meeting. As part of the registration process, you must enter the control number located on your Notice of Internet Availability, proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you should contact your broker, bank or other nominee to receive a control number in order to join the Annual Meeting.

You may submit a question relevant to the proposals to be voted on at the Annual Meeting up to one hour in advance of the Annual Meeting at http://www.astproxyportal.com/ast/27213 after logging in with the control number shown on your Notice of Internet Availability, proxy card or voting instruction form. If you wish to submit a question on the day of the Annual Meeting, beginning at 9:30 a.m. Pacific Time on Wednesday, August 27, 2025, you may log into the virtual meeting platform at https://meetings.lumiconnect.com/200-117-274-735, and follow the instructions there. Our Annual Meeting will be governed by our Rules of Conduct and Procedures, which will be made available to stockholders on the Annual Meeting’s live webcast on the day of the Annual Meeting and will address the ability of stockholders to ask questions during the Annual Meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

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What if I cannot find my Control Number?

Please note that if you do not have your control number and you are a registered stockholder, you will be able to login as a guest. To view the Annual Meeting webcast visit https://meetings.lumiconnect.com/200-117-274-735 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other nominee), you will need to contact that bank, broker or other nominee to obtain your control number prior to the Annual Meeting.

Will a list of record stockholders as of the Record Date be available?

For the 10 days ending the day prior to the Annual Meeting, a list of our record stockholders as of the close of business on the Record Date will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at 2625 Townsgate Road, Suite 230, Westlake Village, California 91361.

Where can we get technical assistance?

If you have difficulty accessing the Annual Meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 37,760,843 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with Genelux’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a control number via email or on your Notice of Internet Availability or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a control number via email or on your Notice of Internet Availability or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

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On what matters am I voting?

There are two matters scheduled for a vote at the Annual Meeting:

●	Proposal 1: To elect two nominees for Class III director named herein, each to hold office until the Company’s 2028 Annual Meeting of Stockholders and until their successor is duly elected and qualified, or until their earlier death, resignation or removal; and

●	Proposal 2: To ratify the appointment by the Audit Committee of the Board (the “Audit Committee”) of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy holders have discretionary authority to vote all proxies in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting. This discretionary authority is granted when you sign the form of proxy.

How do I vote?

For Proposal 1, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee to the Board that you specify. For the other matter to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, through the internet, or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy. In such case and if you vote at the Annual Meeting, your previously submitted proxy will be disregarded since votes will not be double counted.

●	To vote online during the Annual Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at https://meetings.lumiconnect.com/200-117-274-735. You will need to enter the control number found on your Notice of Internet Availability or proxy registration confirmation email.

●	To vote prior to the Annual Meeting (until 11:59 p.m. Pacific Time on August 26, 2025), you may vote via the Internet at www.voteproxy.com; by telephone; or by completing and returning your proxy card or voting instruction form, as described below.

●	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, please call toll free 1-800-776-9437 (1-201-299-4446 for international caller). You will be asked to provide the company number and control number from the Notice of Internet Availability or proxy card. Your telephone vote must be received by 11:59 p.m. Pacific Time on August 26, 2025 to be counted.

●	To vote via the internet prior to the Annual Meeting, go to www.voteproxy.com and follow the instructions to submit your vote. You will be asked to provide the company number and control number from the Notice of Internet Availability or proxy card. Your internet vote must be received by 11:59 p.m. Pacific Time on August 26, 2025 to be counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from Genelux. You must follow the voting instructions in the notice to ensure that your vote is counted. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone or over the internet as instructed by your broker, bank or other nominee. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact that organization to request a proxy form.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the Board nominees for director and “For” the ratification of the appointment by the Audit Committee of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment, including any matters dealing with the conduct of the Annual Meeting.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposal 1 is considered to be “non-routine,” meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have hired DF King & Co., Inc. (“King”) to solicit proxies. We expect to pay King a fee of $10,000 plus reasonable expenses for these services.

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What does it mean if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices of Internet Availability to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to Genelux’s Corporate Secretary at 2625 Townsgate Road, Suite 230, Westlake Village, California 91361, Attn: Corporate Secretary. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day preceding the date of the Annual Meeting.

●	You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other nominee.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 16, 2026, to 2625 Townsgate Road, Suite 230, Westlake Village, California 91361, Attn: Corporate Secretary. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so between April 29, 2026 and May 29, 2026. However, if our 2026 annual meeting of stockholders is not held between July 28, 2026 and September 26, 2026, written notice of the proposal (including a director nomination) must be received (A) not earlier than the close of business on the 120th day prior to the 2026 annual meeting of stockholders, and (B) not later than the close of business on the later of the 90th day prior to the 2026 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Amended and Restated Bylaws (our “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

In order for stockholders to give timely notice of director nominations at next year’s annual meeting for inclusion on a universal proxy card under Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), notice must be submitted by the same deadline as described above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1 (the proposal to elect the Class III directors named herein), votes “For” and “Withhold”; and, for Proposal 2 (the proposal to ratify the appointment by the Audit Committee of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2025), votes “For” and “Against” and abstentions. “Withhold” votes will have no effect on Proposal 1. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes. Broker non-votes will be counted towards the presence of a quorum for either proposal but will not be counted towards the vote total for either proposal.

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What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with this proposal. Proposal 2 is a “routine” matter and we therefore expect brokers, banks or other securities intermediaries to vote on this proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold Votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of Directors	Plurality of the votes of shares present virtually, or represented by proxy, at the Annual Meeting and entitled to vote generally on the election of directors.	“For” or “Withhold”	No Effect	No Effect	“For” all nominees
2	Ratification of Independent Registered Public Accounting Firm	Majority of shares present virtually, or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.	“For,” “Against,” or “Abstain”	Against	Not applicable(1)	“For”

(1)	This proposal is considered to be a “routine” matter under applicable NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of capital stock entitled to vote are present at the Annual Meeting virtually or represented by proxy. On the Record Date, there were 37,760,843 shares outstanding and entitled to vote. Thus, the holders of 18,880,422 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting virtually or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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Proposal 1

Election of Directors

Genelux’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board currently has five authorized members. The Class III directors, Thomas D. Zindrick, J.D. and James L. Tyree, have been recommended for election to the Board as Class III directors by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), and each was previously elected by our stockholders. If elected at the Annual Meeting, Mr. Zindrick and Mr. Tyree would serve until our 2028 Annual Meeting of Stockholders and until their successor is duly elected and qualified, or until their earlier death, resignation or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting.

If a nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by the Company, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board. The nominees for election have agreed to serve if elected. The Company’s management has no reason to believe that any of the nominees will be unable to serve.

The Nominating Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to the effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to recommend that that nominee should continue to serve on the Board. However, each of the members of the Nominating Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

The table below provides certain information regarding our current directors and nominees for director as of the Record Date.

Nominee/Director Name	Age	Position	Director Since	Year Current Term Expires	Current Director Class
Nominees for Class III Directors:
James L. Tyree	72	Lead Independent Director	2012	2025	III
Thomas D. Zindrick, J.D.	66	President, Chief Executive Officer and Chairman	2021	2025	III

Continuing Directors:
Mary Mirabelli	68	Director	2021	2027	II
John Thomas, Ph.D.	67	Director	2002	2027	II
John Smither	72	Director	2023	2026	I

The following is a brief biography of the nominees and each director whose term will continue after the Annual Meeting.

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Nominees for Election for a Three-year Term Expiring at the 2028 Annual Meeting

James L. Tyree, 72, has served as a member of the Board since May 2012 and as our Lead Independent Director since July 2021. Mr. Tyree previously served as Chairman of the Board from 2014 to 2021. Mr. Tyree is the retired co-founder and managing partner of Tyree & D’Angelo Partners, a private equity investment firm founded in 2014. Prior to founding Tyree & D’Angelo Partners, Mr. Tyree served as Executive Vice President and President of Abbott Biotech Ventures (Abbott), a subsidiary of Abbott Laboratories in 2012. Prior to that position, Mr. Tyree held numerous executive positions at Abbott, including Executive Vice President Global Pharmaceuticals, Senior Vice President Global Nutrition, Corporate Vice President Pharmaceutical and Nutritional Products Group Business Development and Divisional Vice President and General Manager, Japan from 1997 to 2000. Mr. Tyree also served as a member of the board of directors of ChemoCentryx, Inc., a biopharmaceutical company, since June 2012, until the company was sold to Amgen in 2022 and at that time was lead independent director. Mr. Tyree previously served as a member of the board of directors of SonarMed, Inc., a medical device company (now a subsidiary of Medtronic plc), from March 2012 to November 2022. Mr. Tyree served as a member of the board of directors and chair of the compensation committee of Assertio Holdings, Inc., a public pharmaceutical company, from October 2016 to April 2024. Mr. Tyree previously served as chairman of the board of directors of the Illinois Biotechnology Industry Organization, as a member of the Advisory Board of the University of Chicago Booth Graduate School of Business, and as a member of the Chicago Council on Global Affairs chairing the Global Health Policy Roundtable. Mr. Tyree earned his B.A. in psychology and forensic studies and an M.B.A. from Indiana University.

We believe that Mr. Tyree’s extensive experience in biotechnology and pharmaceuticals qualifies him to serve on our Board.

Thomas D. Zindrick, J.D., 66, has served as our President, Chief Executive Officer and a member of our Board since May 2014 and as our Chair since July 2021. Currently, he serves as Executive Chair of Aeromics, Inc., a clinical-stage pharmaceutical company developing products for the treatment of edema in ischemic stroke, since August 2018. Mr. Zindrick served as Chief Executive Officer of Amitech Therapeutic Solutions, Inc., from March 2012 to May 2014. From 1993 to 2009, Mr. Zindrick was at Amgen Inc. (“Amgen”), a public commercial biotechnology company, where he held positions of increasing responsibility, including Vice President Associate General Counsel from 2001 to 2004 and again from 2008 to 2009. At Amgen, from 2004 to 2008, Mr. Zindrick served as Chief Compliance Officer. Prior to joining Amgen, Mr. Zindrick was an attorney at The Dow Chemical Company. Mr. Zindrick served on the board of directors of Amitech Therapeutic Solutions, Inc. from October 2011 to February 2021 and DNX Biopharmaceuticals, Inc. from November 2014 to March 2020. Mr. Zindrick received his J.D. from the University of Illinois College of Law and a B.A. in biology from North Central College in Naperville, Illinois.

We believe Mr. Zindrick’s extensive experience managing and leading companies within the pharmaceutical and biotechnology industries qualifies him to serve on our Board.

The Board of Directors Recommends

A Vote “For” each Named Nominee.

Directors Continuing in Office Until the 2026 Annual Meeting

John Smither, 72, has served as a member of the Board since September 2023. Mr. Smither currently serves as a senior advisor at Frazier Life Sciences, an investment firm, since November 2024. From September 2023 to 2024, Mr. Smither served as the Interim Chief Financial Officer of Arcutis Biotherapeutics, Inc., a biopharmaceutical company (“Arcutis”), and from May 2019 and May 2021, served as the Chief Financial Officer of Arcutis, where he was responsible for all financial aspects of Arcutis including leading Arcutis’s successful initial public offering and two follow-on financings. Previously, Mr. Smither was the Chief Financial Officer at Sienna Biopharmaceutics from January 2016 to April 2017, and again from April 2018 to March 2019. Mr. Smither also served as the Interim Chief Financial Officer at Kite Pharma, a Gilead Company, from November 2017 through April 2018, and was the Chief Financial Officer of Unity Biotechnology from January 2016 to July 2017. He also served as Chief Financial Officer at Kythera Biopharmaceuticals (“Kythera”), where he was responsible for all financial activities during early clinical stage development through approval and launch, led private fundraising rounds, prepared Kythera for its successful initial public offering in October 2012, and oversaw its acquisition by Allergan plc for approximately $2.1 billion. From February 1998 to November 2007, Mr. Smither held several financial positions at Amgen of increasing responsibility, including Vice President of Finance and Administration for Amgen’s European operations in 28 countries, and as Executive Director of Corporate Accounting. In January 2023, Mr. Smither was appointed to the board of directors of NewAmsterdam Pharma, a public biotechnology company, and has served as the chair of its audit committee since January 2022. From January 2022 to December 2023, Mr. Smither served as a member of the board of directors of Applied Molecular Transport Inc., a public biopharmaceutical company (acquired by Cyclo Therapeutics, Inc. in December 2023), as chair of its audit committee, and as a member of its compensation committee. From March 2018 to September 2023, Mr. Smither served as a member of the board of directors of eFFECTOR Therapeutics Inc., a public biopharmaceutical company, and its predecessor entity, as chair of its audit committee, and as a member of its nominating and corporate governance committee. Additionally, from December 2013 to May 2020, Mr. Smither served as a member of the board of directors of Achaogen, Inc., a biopharmaceutical company, as chair of its audit committee, and as a member of its compensation committee. Mr. Smither began his career at Ernst & Young, where he was audit partner and held a certification as a Certified Public Accountant (inactive). He holds a B.S. in accounting, with honors, from California State University at Los Angeles.

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We believe Mr. Smither’s extensive experience as a chief financial officer and service on the boards of directors of other biotechnology and pharmaceutical companies qualifies him to serve on our Board.

Director Continuing in Office Until the 2027 Annual Meeting

Mary Mirabelli, 68, has served as a member of the Board since June 2021. Most recently, Ms. Mirabelli served as the Senior Vice President at the Healthcare Finance Management Association from April 2018 to November 2023. Previously, Ms. Mirabelli served as the Vice President of Global Healthcare Services at Hewlett Packard Enterprise Company from June 2014 to April 2018. Ms. Mirabelli served as a senior executive at Hospital Corporation of America from 2000 to 2014. Since January 2024, Ms. Mirabelli has served as a member on the board of directors of Health IT Leaders, a health information technology consulting firm. Ms. Mirabelli holds a B.S. in occupational therapy from University of Illinois at Urbana-Champaign and an M.B.A. in management from Northwestern University’s Kellogg Graduate School of Management.

We believe Ms. Mirabelli’s extensive experience managing and leading companies within the healthcare industry qualifies her to serve on our Board.

John Thomas, Ph.D., 67, has served as a member of the Board since September 2002. Dr. Thomas served as our first Chief Financial Officer from 2002 to 2004. Dr. Thomas has been the Dean of the School of Business and Management at La Sierra University since 1999. Dr. Thomas has served on the boards of directors of ICON Business Bank, a financial institution, since June 2023, KSGN Good News Radio, a non-profit organization, since January 2004, Loma Linda Broadcasting Network International, a broadcasting network, since January 2009 and ADRA International, a humanitarian aid organization, as a member of the finance committee since September 2015. He previously served as a member of the board of directors of the Family Service Association, a non-profit public benefit health and human service agency, from 1992 to 2018. Dr. Thomas holds an M.B.A. in finance from Loma Linda University and an M.B.A. in marketing from Symbiosis Institute of Management Studies, an M.A. in international political economy from Claremont Graduate University and a Ph.D. in political economy from Claremont Graduate University.

We believe that Dr. Thomas’s extensive training, expertise and experience in finance qualifies him to serve on our Board.

information regarding the board of directors and corporate governance

Independence of the Board of Directors

Under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of the Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Compensation Committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member. Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee of the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing rules, as in effect from time to time.

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Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that each of Ms. Mirabelli, Dr. Thomas, Mr. Tyree and Mr. Smither, representing four of our five directors, is an independent director within the meaning of the applicable Nasdaq listing rules. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

The Company’s Board is currently chaired by the President and Chief Executive Officer of the Company, Mr. Zindrick. Mr. Tyree serves as lead independent director.

The Company believes that combining the positions of Chief Executive Officer and Chairman helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Chairman has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Chairman provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Chairman is well positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Chairman with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer).

Because Mr. Zindrick has served and continues to serve in both these roles, our Board appointed Mr. Tyree as the lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Chairman: the lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to stockholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Company believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the lead independent director is well positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chairman, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, the Company believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Chairman.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board, as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major risks, including financial risk exposures and cybersecurity risks, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee reviews cybersecurity risk, as part of its review of our cybersecurity framework, measures, tools, and compliance, on at least an annual basis. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee of our Board (“Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

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Commitment to Corporate Responsibility

As a company focused on developing a pipeline of next-generation oncolytic viral immunotherapies for patients suffering from aggressive and/or difficult-to-treat solid tumor types, we strive to identify ways to enhance and deliver on our commitment to patients, the medical community, our employees, our investors and our other stakeholders. Accordingly, we recognize the intersection between environmental, social and governance practices and these objectives. Given this, in 2024, we focused on the following areas:

Environmental Impact. We are cognizant of the impact we have on our broader environment and have supported several green measures in an effort to reduce our carbon footprint, including reducing air travel, allowing our employees to work remotely, providing reusable dishes and cutlery to employees, making available electric car chargers at several of our offices, facilitating paperless operations for our clinical trials, expanding the use of electronic investigator files, eConsent forms and digital logs. Further, as we expand and grow, we are committed to doing so in an environmentally responsible way, and will endeavor to improve efficiencies and minimize our carbon footprint wherever practicable.

Social Impact. Our future performance depends significantly upon the continued service of our key scientific, technical and senior management personnel and our continued ability to attract and retain highly skilled employees. We provide our employees with competitive compensation, development programs that enable continued learning and growth and a robust employment package that promotes employee well-being. In addition to salaries, these programs include potential annual discretionary bonuses, stock option and restricted stock unit awards, a 401(k) plan, ESPP plan, healthcare and insurance benefits, flexible spending accounts, paid time off, family leave and flexible work schedules, among other benefits. We are committed to patients and to the communities in which we operate.

Diversity and Inclusion. We strive to invest in and create ongoing opportunities for employee development in a diverse and inclusive environment in which each team member plays a unique and vital role. We believe that a diverse workforce not only positively impacts our performance and strengthens our culture, but also cultivates an essential pipeline of experienced leaders for management. Hiring for diversity of skills, background and perspective continues to be an area of focus as we grow.

Ethics and Corporate Governance. We aspire, and expect our suppliers, to maintain the highest standards of business conduct and ethics. All of our employees, officers and directors are required to adhere to the Genelux Corporation Code of Conduct (the “Code of Conduct”), which provides, among other things, that all of our employees, officers and directors must maintain the highest standards of business conduct and ethics and conduct internal and external affairs in an honest and ethical manner.

Meetings of the Board of Directors

The Board met 8 times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and the committees on which he or she served that were held during the portion of the last fiscal year for which he or she was a director or committee member. Although we do not have a formal policy regarding attendance by Board members at annual meetings of stockholders, we encourage our directors to attend such meetings. All of the Board members attended the 2024 annual meeting.

As required under applicable Nasdaq listing rules, in fiscal year 2024, the Company’s independent directors met 8 times in regularly scheduled executive sessions at which only independent directors were present.

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Information Regarding Committees of the Board of Directors

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The following table provides membership and meeting information for fiscal year 2024 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Ms. Mary Mirabelli	X	X	X*
Dr. John Thomas	X*	X	X
Mr. James L. Tyree[1]
Mr. John Smither	X	X*	X
Mr. Thomas D. Zindrick, J.D.
Total meetings in fiscal year 2024	5	4	5

* Committee Chairperson

1 Mr. Tyree was appointed as a member of each of the Audit, Compensation and Nominating and Corporate Governance Committees in January 2025.

Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions.

The principal duties and responsibilities of our Audit Committee include, among other things:

●	evaluating the performance of and assessing the qualifications of the independent auditors;
●	determining and approving the engagement of the independent auditors;
●	determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;
●	reviewing and approving the retention of the independent auditors to perform any proposed permissible non-audit services;
●	monitoring the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law;
●	reviewing and approving or rejecting transactions between the Company and any related persons;
●	conferring with management and the independent auditors regarding the effectiveness of internal control over financial reporting;
●	establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters, including Critical Audit Matters (CAMs);
●	overseeing the Company’s information technology risk exposures, including cybersecurity, data privacy and data security; and
●	meeting to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is composed of four directors: Ms. Mirabelli, Mr. Smither, Mr. Tyree and Dr. Thomas, who serves as the committee’s chair. The Audit Committee met five times during fiscal year 2024. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters.

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The Board reviews the Nasdaq listing rules definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) of the Exchange Act).

Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment.

The Board has also determined that Dr. Thomas qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Board made a qualitative assessment of Dr. Thomas’s level of knowledge and experience based on a number of factors, including his formal education and his prior financial experience.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Dr. John Thomas (Chair)

Ms. Mary Mirabelli

Mr. John Smither

Mr. James L. Tyree

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is currently composed of four directors: Ms. Mirabelli, Dr. Thomas, Mr. Tyree and Mr. Smither, who serves as the committee’s chair. All members of the Compensation Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(d)(2)) and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met four times during fiscal year 2024. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters.

The Compensation Committee acts on behalf of the Board to review, modify, approve, make recommendations to the Board regarding and oversee the Company’s compensation strategy, policies, plans and programs, including:

●	establishing corporate and individual performance objectives relevant to the compensation of the Company’s executive officers, directors and other senior management and evaluating performance in light of these stated objectives;

●	reviewing and approving the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer and the other executive officers and directors; and

●	establishing policies with respect to the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

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Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged PayGovernance as its compensation consultant. The Compensation Committee requested that PayGovernance:

●	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

●	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, PayGovernance was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group and provide an overall assessment of the Company’s executive compensation programs in comparison to executive compensation programs at selected publicly traded peer companies. At the request of the Compensation Committee, in 2024, PayGovernance also conducted individual interviews with members of the Compensation Committee and senior management to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. PayGovernance ultimately developed recommendations for our 2024 compensation program that were presented to the Compensation Committee for its consideration. Following an active dialogue with PayGovernance, the Compensation Committee approved the recommendations of PayGovernance.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the fourth quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

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Nominating and Corporate Governance Committee

The Nominating Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.

The Nominating Committee is composed of four directors: Dr. Thomas, Mr. Smither, Mr. Tyree and Ms. Mirabelli, who serves as the committee’s chair. All members of the Nominating Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(a)(2)). The Nominating Committee met five times during fiscal year 2024. The Board has adopted a written Nominating Committee charter that is available to stockholders on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters.

The Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Nominating Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis and every three years, conducted with an outside consultant. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing rules, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

In recommending candidates for nomination to our Board, the Nominating Committee considers candidates recommended by directors, officers and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and Bylaws, using the same criteria to evaluate all such candidates. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at 2625 Townsgate Road, Suite 230, Westlake Village, California 91361, Attn: Secretary. Submissions must include, among other things, the candidate’s name, age, business address and residence address, certain biographical data, including the nominee’s principal occupation or employment, and the number and class of Genelux shares that are owned of record and beneficially by such nominee. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

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Stockholder Communications with the Board of Directors

The Board has adopted a formal communications process by which stockholders may communicate with the Board or any of its directors. Stockholders of the Company wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Genelux Corporation, 2625 Townsgate Road, Suite 230, Westlake Village, CA 91361, Attn: Secretary. Each communication must set forth (i) the name and address of the stockholder on whose behalf the communication is sent and (ii) the number of Company shares that are owned beneficially by such stockholder as of the date of the communication. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed, unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication.

Code of Conduct

The Company has adopted the Code of Conduct that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters. If we ever were to amend or waive any provision that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy our disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website, rather than by filing a Current Report on Form 8-K.

Insider Trading and Hedging Policy

Our Board has adopted an insider trading policy (“Insider Trading Policy”) pursuant to which none of our officers, directors, consultants or other employees may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our capital stock at any time. In addition, none of our officers, directors, consultants or other employees may margin, or make any offer to margin, or otherwise pledge as security, any of our capital stock, including without limitation, borrowing against such stock, at any time.

Notwithstanding the above, the Insider Trading Policy also governs the purchase, sale, and/or other dispositions of securities by directors, officers and employees in a manner that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

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Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and our Board has further directed that management submit the Audit Committee’s selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Weinberg & Company, P.A. are expected to be present by virtual attendance at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Weinberg & Company, P.A. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

Weinberg & Company, P.A. (Los Angeles, California, PCAOB Auditor ID: 572), who performed our audit services for fiscal year 2024 and 2023 including an audit of the financial statements and services related to filings with the SEC, has served as our independent registered public accounting firm since 2021.

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and 2023 by Weinberg & Company, P.A., our independent registered public accounting firm.

	Fees for Fiscal 2024	Fees for Fiscal 2023
Audit Fees	$185,147	$219,338
All Other Fees	137,265	43,596
Total Fees	$322,412	$262,934

Audit Fees. This category consists of the annual audit of our financial statements and the interim reviews of the quarterly financial statements and services rendered in connection with registration statements, including comfort letters and consents.

All Other Fees. This category consists of fees for all other services that are not reported above.

All fees incurred subsequent to our initial public offering in January 2023 were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Weinberg & Company, P.A. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision shall be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Weinberg & Company, P.A. is compatible with maintaining the principal accountant’s independence.

The Board of Directors Recommends

a Vote “For” Proposal 2.

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Executive Officers

Each of our executive officers serves at the discretion of the Board. The determination as to which of our employees qualify as executive officers was made by the Board in accordance with the rules of the SEC. The following table identifies our current executive officers, their ages, and their respective offices and positions as of the date of this proxy statement. Biographical information for such executive officers is set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Executive Officers:
Thomas D. Zindrick, J.D.	66	President, Chief Executive Officer and Chairman
Paul Scigalla, M.D., Ph.D.	80	Chief Medical Officer
Matthew Pulisic, M.B.A.	41	Chief Financial Officer
Ralph Smalling	69	Head of Regulatory
Joseph Cappello, Ph.D.	68	Chief Technical Officer
Eric Groen, J.D.	54	General Counsel, Corporate Secretary, Chief Compliance Officer and Head of Business Development
Tony Yu, Ph.D.	54	Senior Vice President, Clinical Development

Thomas D. Zindrick, J.D. Biographical information regarding Mr. Zindrick is set forth under “Proposal 1: Election of Directors.”

Paul Scigalla, M.D., Ph.D. has served as our Chief Medical Officer since September 2011. Since September 2003, he has served as President and Chief Executive Officer of International Pharmaceutical Research Consulting. From 2001 to 2003, he served as Vice President Research Oncology, at Pharmacia/Pfizer Bedminster, New Jersey and from 1998 to 2001, he served as Executive Vice President at SUGEN, Inc. Dr. Scigalla served as Senior Vice President, Development Worldwide at Boehringer Mannheim from 1984 to 1998. Dr. Scigalla received an M.D. and a Ph.D. in pediatrics from Humboldt University in Berlin.

Matthew Pulisic, M.B.A. has served as our Chief Financial Officer since January 2025. Mr. Pulisic most recently served as Vice President of Finance at Arrowhead Pharmaceuticals, a publicly traded RNAi technology company, from August 2020 to January 2025. He played a key role in shaping the company’s financial direction, leading planning and analysis, establishing a commercial manufacturing facility, and driving operational improvements to support the company’s evolution from a clinical-stage to a pre-commercial organization. Prior to that, Mr. Pulisic served as Head of Finance for Global Product Development, R&D, Global Marketing & Sourcing at HARMAN International, a standalone subsidiary of Samsung Electronics Co. Ltd., from August 2019 to August 2020. He began his career at Amgen in April 2006 as a Research Associate and transitioned into finance where he held positions of increasing responsibility, including Commercial Finance, Corporate Finance, Treasury, Finance Director of Amgen Worldwide and Head of Capital Finance, spanning from 2007 to 2019. Mr. Pulisic received his M.B.A. in finance from the California Lutheran University and a B.S. in Biochemistry and Molecular Biology from the University of California, Santa Cruz.

Ralph Smalling has served as our Head of Regulatory since July 2023. From 2005 to present, Mr. Smalling has served as Principal Consultant at Linus Consulting, LLC and has provided regulatory support to numerous companies, including Aeromics, a clinical-stage biopharmaceutical company since March 2019, Medicines Development for Global Health, a non-profit pharmaceutical organization since February 2014; and Lanier Biotherapeutics, a biotechnology company since September 2022. Mr. Smalling serves as a member of the board of directors for SymBio Pharmaceuticals, Inc., a global pharmaceutical company since April 2025. Mr. Smalling has over 40 years of experience in the biopharmaceutical industry, with expertise in all aspects of regulatory development and international safety. From February 1982 to May 2005, he served at Amgen in positions of increasing responsibility, including Vice President of Regulatory Affairs and International Safety. Under his leadership, Amgen obtained marketing authorizations, supplemental approvals and orphan drug designations in the United States, Europe, Canada and Australia for numerous products. Mr. Smalling was a member of the industry team that negotiated PDUFA II and drafted several of the provisions included in the FDAMA legislation passed by Congress in 1997. Mr. Smalling earned an M.S. in Microbiology from California State University, Long Beach, and a B.A. in Biology from Occidental College.

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Joseph Cappello, Ph.D. has served as our Chief Technical Officer since July 2023. He previously served as our General Manager of Manufacturing since September 2018 and our Vice President of Pharmaceutical Development since November 2012. From 1988 to 2010, Dr. Cappello served as the Vice President and Chief Technology Officer of Protein Polymer Technologies Inc. From January to September 2012, Dr. Cappello served as the Director and General Manager in the Biological Test Center of B. Braun Medical Inc. Dr. Cappello earned his Ph.D. in Biological Chemistry from the University of Cincinnati, College of Medicine, and his B.S. in Molecular and General Genetics from the University of California, Davis.

Eric Groen, J.D. has served as our General Counsel, Corporate Secretary, Chief Compliance Officer and Head of Business Development since July 2025. Prior to joining us, Mr. Groen served as general counsel for Rani Therapeutics Holdings, Inc., a clinical-stage, public biotechnology company, from July 2021 to May 2025. Mr. Groen also led business development at Rani Therapeutics from February 2022 to May 2023. Previously, from September 2001 to July 2021, Mr. Groen served in various domestic and international roles of increasing responsibility at Amgen Inc., a global biotechnology company, including leading the legal teams responsible for business development transactions, operations and manufacturing, and clinical trials. He also served as regional general counsel to Amgen’s commercial business in Canada, Latin America, Middle East and Africa. From January 1999 to August 2001, Mr. Groen was corporate counsel at HealthNet, a public holding company of managed care and other healthcare entities. Prior to that, Mr. Groen was an associate at the law firm of TroyGould. Mr. Groen earned a B.A. in Political Science from the University of California, Santa Barbara and a J.D. from Harvard Law School.

Tony Yu, Ph.D. has served as our Senior Vice President of Clinical Development since July 2023. He previously served as our Vice President of Clinical Trial Operations since January 2010. From 2008 to 2010, he served as our Associate Vice President of Preclinical Research and Business Development. From 2002 to 2008, Dr. Yu was Director of the Imaging Group and Director of Tumor Diagnosis/Therapy. Dr. Yu received a B.A. in biology from the University of Utah and a Ph.D. in anatomy and biochemistry from Loma Linda University.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our capital stock as of June 30, 2025 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
●	each of our directors;
●	each our of named executive officers (as identified below under the heading “Executive Compensation”); and
●	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a stockholder and the percentage ownership of such stockholder, we deemed to be outstanding all shares subject to options or other rights held by the stockholder that are currently exercisable or exercisable within 60 days of June 30, 2025. These shares are deemed to be outstanding and beneficially owned by the stockholder holding such options or other rights for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other stockholder. Except as indicated by the footnotes below and subject to community property laws where applicable, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 37,760,843 shares of common stock outstanding as of June 30, 2025.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Genelux Corporation, 2625 Townsgate Road, Suite 230, Westlake Village, California 91361.

Name and Address of Beneficial Owner:	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Greater than 5% Holders
Aladar Szalay, Ph.D.(1)	3,166,508	8.4%
Directors and Named Executive Officers:
Mary Mirabelli(2)	139,867	*
John Smither(3)	113,264	*
John Thomas, Ph.D. (4)	618,607	1.6%
James L. Tyree(5)	258,474	*
Thomas D. Zindrick, J.D.(6)	1,763,568	4.5%
Joseph Cappello, Ph.D.(7)	181,411	*
All directors and executive officers as a group (10 persons)(8)	3,562,305	8.8%

*Represents beneficial ownership of less than 1%.

(1)	Consists of shares of common stock held by Dr. Szalay and his affiliates.

(2)	Consists of (i) 12,460 shares of common stock; (ii) 39,541 shares of our common stock issuable to Ms. Mirabelli subject to the vesting of restricted stock units within 60 days of June 30, 2025; (iii) 79,866 shares of common stock issuable to Ms. Mirabelli pursuant to options exercisable within 60 days of June 30, 2025; and (iii) 8,000 shares of common stock issuable to Ms. Mirabelli pursuant to warrants exercisable within 60 days of June 30, 2025.

(3)	Consists of (i) 8,557 shares of common stock; (ii) 39,541 shares of our common stock issuable to Mr. Smither subject to the vesting of restricted stock units within 60 days of June 30, 2025; (iii) 58,916 shares of common stock issuable to Mr. Smither pursuant to options exercisable within 60 days of June 30, 2025; and (iv) 6,250 shares of common stock issuable to Mr. Smither pursuant to warrants exercisable within 60 days of June 30, 2025.

(4)	Consists of (i) 440,960 shares of common stock; (ii) 39,541 shares of our common stock issuable to Mr. Thomas subject to the vesting of restricted stock units within 60 days of June 30, 2025; (iii) 135,606 shares of common stock issuable to Dr. Thomas pursuant to options exercisable within 60 days of the June 30, 2025; and (iv) 2,500 shares of common stock issuable to Dr. Thomas pursuant to warrants exercisable within 60 days of June 30, 2025.

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(5)	Consists of (i) 6,250 shares of common stock; (ii) 39,541 shares of our common stock issuable to Mr. Tyree subject to the vesting of restricted stock units within 60 days of June 30, 2025; (iii) 206,433 shares of common stock issuable to Mr. Tyree pursuant to options exercisable within 60 days of June 30, 2025; and (iv) 6,250 shares of common stock issuable to Mr. Tyree pursuant to warrants exercisable within 60 days of June 30, 2025.

(6)	Consists of (i) 258,461 shares of common stock; (ii) 33,625 shares of our common stock issuable to Mr. Zindrick subject to the vesting of restricted stock units within 60 days of June 30, 2025; (iii) 1,271,482 shares of common stock issuable to Mr. Zindrick pursuant to options exercisable within 60 days of June 30, 2025; and (iv) 200,000 shares of common stock issuable to Mr. Zindrick pursuant to warrants exercisable within 60 days of June 30, 2025.

(7)	Consists of (i) 23,266 shares of common stock, (ii) 7,250 shares of our common stock issuable to Dr. Cappello subject to the vesting of restricted stock units within 60 days of June 30, 2025; and (iii) 150,895 shares of common stock issuable to Dr. Cappello pursuant to options exercisable within 60 days of June 30, 2025.

(8)	Consists of (i) the shares of common stock described in notes (2) through (7) above; (ii) 149,994 shares of common stock issuable to Dr. Scigalla pursuant to options exercisable within 60 days of June 30, 2025; (iii) (a) 19,556, shares of common stock held by Dr. Yu, (b) 7,250 shares of our common stock issuable to Dr. Yu subject to the vesting of restricted stock units within 60 days of June 30, 2025; (c) 248,548 shares of common stock issuable to Dr. Yu pursuant to options exercisable within 60 days of June 30, 2025, and (d) 2,500 shares of common stock issuable to Dr. Yu pursuant to warrants exercisable within 60 days of June 30, 2025; and (iv) (a) 14,235 shares of common stock held by Mr. Smalling, (b) 4,298 shares of our common stock issuable to Mr. Smalling subject to the vesting of restricted stock units within 60 days of June 30, 2025, (c) 39,483 shares of common stock issuable to Mr. Smalling pursuant to options exercisable within 60 days of June 30, 2025, and (d) 1,250 shares of common stock issuable to Mr. Smalling pursuant to warrants exercisable within 60 days of June 30, 2025. This excludes any shares of common stock held by or issuable to Sean Ryder, J.D., our prior General Counsel and Corporate Secretary.

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Executive AND DIRECTOR Compensation

Executive Compensation

Our named executive officers for the year ended December 31, 2024, consisting of our principal executive officer and the next two most highly compensated executive officers who were serving in such capacity as of December 31, 2024, were:

●	Thomas D. Zindrick, J.D., our President and Chief Executive Officer;

●	Lourie Zak, our former Chief Financial Officer; and

●	Joseph Cappello, Ph.D., our Chief Technical Officer.

Summary Compensation Table

The following table presents all of the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended December 31, 2024 and 2023.

	Fiscal	Salary	Option Awards (1)	Stock Awards (1)	All Other Compensation (2)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Thomas D. Zindrick, J.D.	2024	595,000	338,257	536,942	3,048	1,473,247
President and Chief Executive Officer	2023	570,519	5,479,863	151,110	471	6,201,963

Lourie Zak (3)	2024	360,000	104,481	128,953	1,584	595,018
Former Chief Financial Officer	2023	119,077	2,711,285	-	157	2,830,362

Joseph Cappello, Ph.D.(4) Chief Technical Officer	2024	360,000	72,088	166,678	3,048	601,814

(1)	The amounts disclosed represent the aggregate grant date fair value of stock options and restricted stock unit awards (“RSUs”) granted to our named executive officers under our 2019 and 2022 Plans, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options are set forth in Note 11 to our annual financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer upon vesting or exercise of the stock options and RSUs, or the sale of the common stock underlying such awards.
(2)	Consists of the Company’s contributions to employee life insurance in 2024.
(3)	Ms. Zak joined the Company in August 2023 and as such, her 2023 salary reflects the pro rata amount earned in 2023. Ms. Zak resigned as our Chief Financial Officer in January 2025.
(4)	Dr. Cappello was not a “named executive officer” during fiscal year 2023 and accordingly his 2023 compensation is not presented in the table above.

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Annual Base Salary

The 2024 annual base salaries for our named executive officers are set forth in the table below.

Name	2024 Base Salary
Thomas D. Zindrick, J.D.	$595,000
Lourie Zak	$360,000
Joseph Cappello, Ph.D.	$360,000

In April 2025, our Board of Directors approved a merit increase of Mr. Zindrick and Dr. Cappello’s annual base salary to $613,000 and $390,000, respectively, effective as of January 1, 2025.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants.

We have generally used stock options as an incentive for long-term compensation to our executive officers because stock options allow our executive officers to realize value from this form of equity compensation only if our stock price increases. We may grant equity awards, including restricted stock units, at such times as the Board determines appropriate. Our executives generally are awarded an initial grant in the form of a stock option in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to our initial public offering, we granted stock options to each of our named executive officers pursuant to our 2009 Equity Incentive Plan (the “2009 Plan”). The 2009 Plan was replaced by our 2019 Equity Incentive Plan (the “2019 Plan”) in January 2019. Upon the effective date of the 2019 Plan, no further grants were made under our 2009 Plan. Any outstanding awards granted under our 2009 Plan will remain subject to the terms of our 2009 Plan and applicable award agreements. Upon the completion of our initial public offering, we adopted our 2022 Equity Incentive Plan (the “2022 Plan”), which replaced our 2019 Plan. Upon the adoption of the 2022 Plan, no further grants were made under our 2019 Plan. Any outstanding awards granted under our 2019 Plan will remain subject to the terms of our 2019 Plan and applicable award agreements. In September 2023, the Company also adopted the 2023 Inducement Plan (as amended, the “2023 Inducement Plan”), pursuant to which the Company may exclusively grant awards to individuals that were not previously Company employees or directors, as an inducement material to the individual’s entry into employment with the Company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.

In December 2024, we granted stock options and restricted stock units to each of our named executive officers, as further described below under “-Outstanding Equity Awards as of December 31, 2024.” All stock options are granted with an exercise price per share that is no less than the fair market value of our common stock on the date of grant of such award. Our stock option and restricted stock unit awards are subject to a variety of vesting periods, including vesting over a four-year period, a two-year period, or being fully vested on the date of grant, and may be subject to acceleration of vesting and exercisability under certain termination and change in control events as described below in the section titled “—Potential Payments Upon Termination or Change in Control.”

Agreements with Named Executive Officers

Below are descriptions of our employment agreements with Mr. Zindrick, Ms. Zak and Dr. Cappello. The employment of each of our named executive officers is at will. Each of our named executive officers is eligible for certain severance and change in control benefits, as described below in the section titled “—Potential Payments Upon Termination or Change in Control.”

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Mr. Zindrick. We entered into an employment agreement with Mr. Zindrick on May 30, 2023, with retroactive effect to April 1, 2023. Pursuant to the agreement, Mr. Zindrick is entitled to an initial base salary of $595,000 and an annual discretionary bonus of up to 55% of his annual base salary. The agreement also provides that Mr. Zindrick will be eligible to receive an annual discretionary option and/or other equity award grant covering shares of our common stock, as determined by the Board in its discretion based upon the achievement of corporate and/or individual objectives and milestones that are determined in the sole discretion of the Board, pursuant to our 2022 Plan.

Ms. Zak. We entered into an employment agreement with Ms. Zak on August 28, 2023. Pursuant the agreement, effective as of August 28, 2023 (the “Zak Effective Date”), Ms. Zak was entitled to an initial base salary of $360,000 per year and an annual discretionary bonus of up to 40% of her then-current base salary based on the achievement of certain performance goals determined by the Board of Directors of the Company (and prorated for the number of calendar days she is employed in a calendar year). Ms. Zak’s employment agreement provided for an option to purchase 150,000 shares of common stock of the Company with a per share exercise price equal to the fair market value on the date of grant (the “Zak Option”). The shares subject to the Zak Option would vest over four years of continuous service to the Company, with 25% of the shares subject to the Zak Option vesting on the first-year anniversary of the Zak Effective Date, and the remaining shares vesting in equal monthly installments over the subsequent 36 months of continuous service thereafter.

On January 29, 2025, Ms. Zak resigned as our Chief Financial Officer, effective as of January 29, 2025 (the “Separation Date”). In connection with Ms. Zak’s separation from the Company, we entered into a separation agreement with Ms. Zak (the “Separation Agreement”) pursuant to which Ms. Zak will: (i) serve as a non-employee advisor to the Company beginning on the Separation Date and ending on August 29, 2025, unless earlier terminated pursuant to the Separation Agreement (the Advisory Period); (ii) receive a cash payment equal to six months of her base salary in effect as of the Separation Date (in the total amount of approximately $180,000), subject to standard payroll deductions and withholdings, to be paid in equal biweekly installments continuing until on or about August 29, 2025; (iii) receive up to 12 months of COBRA group health insurance continuation; and (iv) remain eligible to receive her annual bonus for calendar year 2024. In addition, Ms. Zak’s vested stock options granted pursuant to the 2022 Plan and the 2023 Inducement Plan, as applicable, shall remain exercisable until the earlier of (a) the date that is 12 months after the last day of the Advisory Period and (b) the original expiration date of the applicable vested stock option.

Dr. Cappello. We entered into an employment agreement with Dr. Cappello on May 21, 2023, with retroactive effect to April 1, 2023. Pursuant to the agreement, Dr. Cappello is entitled to an initial base salary of $360,000 per year and an annual discretionary bonus of up to 40% of his annual base salary. The agreement also provides that Dr. Cappello will be eligible to receive an annual discretionary option and/or other equity award grant covering shares of our common stock, as determined by the Board in its discretion based upon the achievement of corporate and/or individual objectives and milestones that are determined in the sole discretion of the Board, pursuant to our 2022 Plan. Dr. Cappello’s employment may be terminated at-will by either party, with or without notice, subject to the terms of the agreement.

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Outstanding Equity Awards at Fiscal Year End

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2024.

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price Per Share ($)(2)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)

Thomas D. Zindrick, J.D.	9/19/2017(3)	200,000	—	6.00	9/19/2027	—	—
	9/19/2017(3)	725,000	—	6.00	9/19/2027	—	—
	3/23/2020(3)	157,372	—	6.00	3/23/2030	—	—
	9/24/2020(3)	23,568	—	6.00	9/24/2030	—	—
	9/11/2023(4)(6)	78,125	171,875	22.40	9/11/2033	—	—
	12/18/2024(4)(6)	—	183,000	2.29	12/18/2034
	12/18/2024(5)(6)	—	—	—	—	134,500	317,420

Lourie Zak	9/11/2023(4)(6)	50,000	100,000	22.40	9/11/2033	—	—
	12/18/2024(4)(6)	—	56,525	2.29	12/18/2034
	12/18/2024(5)(6)	—	—	—	—	41,650	98,294

Joseph Cappello, Ph.D.	5/1/2015(3)(6)	50,000	—	6.00	5/1/2025
	9/13/2017(3)(6)	80,000	—	6.00	9/13/2027
	12/31/2016(3)(6)	16,666	—	6.00	12/31/2026
	9/24/2020(4)(6)	13,333	—	6.00	9/24/2030
	09/11/2023(4)(6)	20,312	44,688	22.40	09/11/2033
	12/18/2024(4)(6)	—	39,000	2.29	12/18/2034
	12/18/2024(5)(6)					29,000	68,440

(1)	All of the option and RSU awards were granted under the 2009 Plan, the 2019 Plan, the 2022 Plan or the 2023 Inducement Plan, the terms of which are described below under “Employee Benefit and Stock Plans.”
(2)	In September 2022, the Board approved a stock option repricing whereby the exercise prices of previously granted and unexercised options held by certain employees, directors and key advisers with exercise prices between $9.00 and $10.50 per share, were adjusted to equal the initial offering price of $6.00, contingent and effective upon the completion of the Company’s initial public offering.
(3)	All shares subject to this option award were fully vested as of the date of grant.
(4)	The shares subject to this option award vest as to 25% of the total shares on the one-year anniversary of the vesting commencement date, and vest in 36 equal monthly installments thereafter, subject to continuous service through each such date.
(5)	The shares subject to this RSU award vest as to 25% of the total shares on the one-year anniversary of the vesting commencement date, and the balance of the shares subject to each RSU will vest as to 8.33% on each of the subsequent twelve Quarterly Vesting Dates, subject to continuous service through each such date. “Quarterly Vesting Dates” generally mean each of March 1, June 1, September 1, and December 1.
(6)	In the event the holder is terminated without cause within three months prior to, or within eighteen months following, a change in control, or resigns for good reason within such period, then the unvested portion of this option or RSU shall vest and become exercisable in full.

Perquisites Health, Welfare and Retirement Benefits

Our named executive officers, during their employment with us, are eligible to participate in our employee benefit plans, including our medical, dental, group term life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. In addition, we provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled “401(k) Plan.”

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. We do, however, pay the premiums for medical, dental, group term life, disability and accidental death and dismemberment insurance for all of our employees, including our named executive officers. The Board may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interests.

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Employee Benefit and Stock Plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success. The principal features of our equity incentive plans and our 401(k) plan are summarized below. These summaries are qualified in their entirety by reference to the actual text of the plans, which, other than the 401(k) plan, are filed as exhibits to the registration statement of which this prospectus is a part.

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make employer profit sharing contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of Internal Revenue Code of 1986, as amended (the “Code”), with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

2022 Equity Incentive Plan

Types of Awards. Our 2022 Plan provides for the grant of incentive stock options (“ISOs”) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants, including employees and consultants of our affiliates.

Corporate Transactions. The following applies to stock awards under the 2022 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

Under our 2022 Plan, a corporate transaction is defined to include the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder.

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Change in Control. In the event of a change in control, as defined under our 2022 Plan, awards granted under our 2022 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Under the 2022 Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (3) the approval by the stockholders or the board of directors of a plan of complete dissolution or liquidation of the company, or the occurrence of a complete dissolution or liquidation of the company, except for a liquidation into a parent corporation; (4) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (5) an unapproved change in the majority of the board of directors.

2019 Equity Incentive Plan

Types of Awards. Our 2019 Plan provides for the grant of ISOs, NSOs, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards to employees, directors, and consultants.

Transactions. Our 2019 Plan provides that, in the event of a “change in control” or a “corporate transaction,” unless otherwise provided in an award agreement or other written agreement between us and the award holder or unless otherwise expressly provided by our board of directors at the time of grant of a stock award, our board of directors, the plan administrator, may take one or more of the following actions with respect to such stock awards contingent upon the closing or completion of the transaction:

●	arrange for the assumption of, continuation of or substitution of the stock award by the surviving or acquiring corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring corporation;

●	provide for acceleration of vesting of any stock award;

●	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;

●	provide for the cancellation of any stock award, to the extent not vested or not exercised prior to the effective time of such transaction, for such cash consideration, if any, as the board of directors in its sole discretion may consider appropriate; or

●	make a payment (in such form as may be determined by the board of directors) equal to the excess, if any, of (A) the value of the property that would have been received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (B) any exercise price payable by such holder in connection with such exercise, with such payments delayed to the same extent that payment of consideration to the holders of our common stock is delayed as a result of escrows, earn outs, holdbacks or any other contingencies related to such transaction.

The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to treat all participants in the same manner.

Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in an applicable award agreement or other written agreement, but in the absence of such provision, no such acceleration will occur.

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2009 Equity Incentive Plan

Types of Awards. Our 2009 Plan provides for the grant of ISOs to our employees, NSOs, restricted stock awards, stock appreciation rights, dividend equivalent awards, stock payment awards and restricted stock unit awards to restricted stock units to employees, non-employee directors and consultants.

Corporate Transactions. Our 2009 Plan provides that in the event of certain changes to the capital structure described above or a change in control, the plan administrator may take one or more of the following actions with respect to such stock awards:

●	to provide for either (A) termination of any award in exchange for an amount of cash or other property equal to the amount that would have been received upon the exercise of such award or realization of participants rights, or (B) the replacement of such award with other rights or property;

●	arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation;

●	to make adjustments in the number and type of securities subject to outstanding awards, and to the terms and conditions of awards;

●	to provide that an award will be exercisable, payable, or fully vested with respect to all shares; or

●	to provide that an award cannot vest, be exercised or become payable after such event.

If a change in control occurs and awards are not continued, converted, assumed, or replaced by the successor entity, then immediately prior to such change in control, the awards will become fully exercisable or payable.

2022 Employee Stock Purchase Plan

The 2022 Employee Stock Purchase Plan (“ESPP”) is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code for U.S. employees. Under the ESPP, all of our regular employees, including our Named Executive Officers, and employees of any of our parent or subsidiary companies designated by the board of directors as eligible to participate may participate and may contribute, normally through payroll deductions, up to 15% of their earnings up to a total of $25,000 per calendar year for the purchase of our common stock under the ESPP. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by the Board of Directors, shares of our common stock are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of a share of our common stock on the first date of an offering or (b) 85% of the fair market value of a share of our common stock on the date of purchase.

Corporate Transactions. In the event of certain significant corporate transactions, including the consummation of (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately.

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2023 Inducement Plan

Types of Awards. Our 2023 Inducement Plan provides for the grant of ISOs, NSOs, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to eligible employees who satisfy the standards for inducement grants under Nasdaq Marketplace Rule 5635(c)(4) or 5635(c)(3), if applicable, and the related guidance under Nasdaq IM 5635-1.

Corporate Transactions. The following applies to stock awards under the 2023 Inducement Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2023 Inducement Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

Under our 2023 Inducement Plan, a corporate transaction is defined to include the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder.

Change in Control. In the event of a change in control, as defined under our 2023 Inducement Plan, awards granted under our 2023 Inducement Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Under the 2023 Inducement Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; or (4) an unapproved change in the majority of the board of directors.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(#)
Equity compensation plans approved by security holders:
2009 Equity Incentive Plan	1,754,213	6.08	—
2019 Equity Incentive Plan	1,637,562	6.08	—
2022 Equity Incentive Plan	3,171,046	8.82	1,025,487
2022 Employee Stock Purchase Plan	53,818	—	914,072
Equity compensation plans not approved by security holders	383,800	22.40	616,200
Total	7,000,439		2,555,759

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Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. The Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused paid time off, as applicable.

Pursuant to the terms of Mr. Zindrick’s employment agreement, in the event he is subject to a termination without “cause” or he resigns for “good reason” (each, as defined in Mr. Zindrick’s employment agreement), Mr. Zindrick shall be entitled to receive (i) continued payment of his base salary for twelve (12) months and Company-paid COBRA premiums for up to twelve (12) months, and (ii) in the event of a termination by the Company without cause, 100% of his target annual bonus for the calendar year in which the separation occurs. In the event Mr. Zindrick is subject to a termination without cause or he resigns for good reason within three (3) months prior to or eighteen (18) months following a “change in control” (as defined in the 2022 Plan), Mr. Zindrick shall be entitled to receive (i) a lump sum cash payment equal to eighteen (18) months of his then-current base salary and 100% of his target annual bonus for the calendar year in which the separation occurs; and (ii) Company-paid COBRA premiums for up to eighteen (18) months. Such benefits are contingent on Mr. Zindrick’s execution and nonrevocation of a general release of claims against the Company.

For a description of Ms. Zak’s Separation Agreement, please see the description included under “—Agreements with Named Executive Officers.”

Pursuant to the terms of Dr. Cappello’s employment agreement, in the event he is subject to termination for any reason, Dr. Cappello is entitled to all accrued and unpaid wages earned through Dr. Cappello’s last day of employment. In the event Dr. Cappello is subject to an “involuntary termination” that does not occur within the “change in control period” (each, as defined in Dr. Cappello’s employment agreement), Dr. Cappello shall be entitled to Company-paid COBRA premiums for up to twelve (12) months. In the event Dr. Cappello is subject to an “involuntary termination” during a “change in control period,” Dr. Cappello is entitled to receive (i) a lump sum cash payment equal to twelve (12) months of his then-current base salary and (ii) Company-paid COBRA premiums for up to twelve (12) months. Such benefits are contingent on Dr. Cappello’s execution and nonrevocation of a general release of claims against the Company.

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants which typically are approved at the regularly scheduled meeting of the Compensation Committee occurring in the second half of the year. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Non-Employee Director Compensation-Non-Employee Director Compensation Policy.” The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI.

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Non-Employee Director Compensation

The following table sets forth information regarding the compensation earned for service on the Board during the year ended December 31, 2024. Thomas D. Zindrick, J.D., our current President and Chief Executive Officer, was also a member of the Board during 2024, but did not receive any additional compensation for his service as a director on the Board. Mr. Zindrick’s compensation as an executive officer is set forth in the section titled “Executive Compensation—Summary Compensation Table.” All of our non-employee directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of the Board or committees thereof.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Total ($)

James L. Tyree	70,000	77,500	77,500	225,000
John Thomas, Ph.D.	64,000	77,500	77,500	219,000
Mary Mirabelli	60,500	77,500	77,500	215,500
John Smither	76,500	77,500	77,500	216,500

(1)	The amounts reported in this column do not reflect dollar amounts actually received by the director. Instead, the amounts reflect the aggregate grant date fair value of the stock options and RSU’s granted to the director during 2024 under the 2022 Plan, computed in accordance with ASC Topic 718, as further described below. As required by SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. The amount reported in this column reflects the accounting cost for these stock options and does not correspond to the actual economic value that may be received by the director upon the exercise of the stock options or any sale of the underlying shares of common stock.

The table below sets forth the aggregate number of shares subject to outstanding stock options beneficially owned by each of our directors as of December 31, 2024:

Name	Number of Shares Underlying Outstanding Options as of December 31, 2024	Number of Shares Underlying Outstanding RSU Awards as of December 31, 2024	Total Shares
James L. Tyree	206,433	39,541	245,974
John Thomas, Ph.D.	135,606	39,541	175,147
Mary Mirabelli	79,866	39,541	119,407
John Smither	58,916	44,154	103,070

The exercise price of each option is equal to the fair market value of our common stock as of the date of grant.

In October 2024, the Company’s Board, following consultation with the Compensation Committee and the Company’s compensation consultant, approved and awarded Mr. Smither a one-time cash payment of $15,000 for his advisory contributions to the Company’s strategic financing transactions, which is reflected in the table above.

Non-Employee Director Compensation Policy

We maintain a non-employee director compensation policy (as amended, the “compensation policy”) that is applicable to all of our non-employee directors, which was effective from the date of our initial public offering, and was most recently amended in September 2023. This compensation policy provides that each such non-employee director will automatically receive the following compensation for service on the Board:

●	an annual cash retainer of $40,000;

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●	an additional annual cash retainer of $30,000 to the lead independent director of the Board;
●	an additional annual cash retainer of $15,000, $10,000, and $8,000 for service as chair of our Audit Committee, Compensation Committee and Nominating Committee, respectively;
●	an additional annual cash retainer (not applicable to committee chairs) of $7,500, $5,000, and $4,000 for service as a member of our Audit Committee, Compensation Committee and Nominating Committee, respectively;
●	for each eligible director who is first elected or appointed to the Board, an initial option to purchase a number of shares of our common stock with a grant-date value of $155,000 and a restricted stock unit award with a grant-date value of $155,000 (the “Initial Grants”). These Initial Grants will vest in equal installments every three months over a three year period such that the Initial Grants are fully vested on the third anniversary of the date of grant, subject to the directors’ continuous service through each such vesting date, and will vest in full upon a Change in Control (as defined in the 2022 Plan). The number of shares underlying stock options shall be calculated based on the grant date fair value of a share of our common stock using a Black-Scholes model. The number of shares underlying restricted stock unit awards shall be calculated in accordance with the Company’s equity award policy in effect from time to time; and
●	an annual option grant to purchase a number of shares of our common stock with a grant-date value of $77,500 and a restricted stock unit award with a grant-date value of $77,500 (the “Annual Grants”); provided, however, that if a director has not served as member of the Board for 12 months prior to the applicable annual stockholder meeting, the number of shares subject to such individual’s Annual Grants will be pro-rated based on the number of full months served on the Board, rounded to the nearest whole share. The Annual Grants will vest on the first anniversary of the date of grant, provided that the Annual Grants will in any case be fully vested on the date of Company’s next annual stockholder meeting, subject to the director’s continuous service through such vesting date and will vest in full upon a Change in Control (as defined in the 2022 Plan). The number of shares underlying stock options shall be calculated based on the grant date fair value of a share of our common stock using a Black-Scholes model. The number of shares underlying restricted stock unit awards shall be calculated in accordance with the Company’s equity award policy in effect from time to time.

Each of the option grants and restricted stock unit awards described above will be granted under our 2022 Plan. The term of each option will be 10 years, subject to earlier termination as provided in the 2022 Plan.

In addition, the Board or the Compensation Committee may from time to time determine to make discretionary cash awards and/or discretionary grants of stock options or other equity awards under the 2022 Plan to our non-employee directors in connection with their service on the Board.

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Transactions With Related Persons and indemnification

Policies and Procedures for Related Party Transactions

We adopted a written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of the Board or our Audit Committee. Under the policy, any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets in a fiscal year) and such person would have a direct or indirect interest, must be presented to the Board or our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Board or our Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms comparable to the terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Transactions with Related Persons

Since January 1, 2023, we have not participated in any related party transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets in a fiscal year, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which have been reported pursuant to Item 402 of Regulation S-K or in the case of an executive officer who is not a named executive officer, would have been reported pursuant to Item 402 of Regulation S-K if such executive officer were a named executive officer provided such compensation has been approved, or recommended to the board of directors for approval, by the Compensation Committee (or group of independent directors performing a similar function).

Offer Letter, Consulting Agreements and Stock Option Grants

We have entered into offer letter and consulting agreements with certain of our named executive officers, and granted stock options to our named executive officers and certain of our directors, as more fully described in the section titled “Executive and Director Compensation.”

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide the Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which will require us to indemnify them.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during 2024, except for the following: (i) two reports, covering an aggregate of four transactions, were filed late by Thomas D. Zindrick, J.D.; (ii) two reports, covering an aggregate of four transactions, were filed late by Lourie Zak; (iii) two reports, covering an aggregate of five transactions, were filed late by Tony Yu, Ph.D.; (iv) one report, covering an aggregate of two transactions, was filed late by Joseph Cappello, Ph.D.; (v) one report, covering an aggregate of two transactions, was filed late by John Thomas, Ph.D.; (vi) one report, covering an aggregate of three transactions, was filed late by Carolyn Jewett; (vii) two reports, covering an aggregate of four transactions, were filed late by Ralph Smalling, (viii) one report, covering an aggregate of two transactions, was filed late by John Smither; (ix) one report, covering an aggregate of two transactions, was filed late by Mary Mirabelli; and (x) one report, covering an aggregate of two transactions, was filed late by James L. Tyree.

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Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.

Additional Filings

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website https://genelux.com/ and click on “SEC Filings” under “Financial Information” under the “Investors” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting Genelux Corporation by mail at 2625 Townsgate Road, Suite 230, Westlake Village, CA 91361, Attn: Secretary, by telephone at (805) 267-9889, or by email at info@genelux.com.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

By Order of the Board of Directors

/s/ Thomas D. Zindrick, J.D.
Thomas D. Zindrick, J.D.
President and Chief Executive Officer

July 11, 2025

A copy of the Company’s Annual Report on Form 10-K and Amendment No. 1 to the Company’s Annual Report on Form 10-K to the Securities and Exchange Commission, for the fiscal year ended December 31, 2024 is available without charge upon written request to: c/o Genelux Corporation, 2625 Townsgate Road, Suite 230, Westlake Village, CA 91361, Attn: Secretary.

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0

GENELUX CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

August 27, 2025

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoints Attorney in fact (Thomas Zindrick, J.D., as proxy, with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of GENELUX CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 10:00 a.m. Pacific Time online at https://meetings.lumiconnect.com/200-117-274-735 on August 27, 2025, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders' Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEM 2. This proxy when properly executed will be voted in the manner directed. If no such directions are specified, this proxy will be voted "FOR" the nominees listed in Item 1 and "FOR" Item 2 and in the discretion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any postponement or adjournment thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

GENELUX CORPORATION

August 27, 2025

GO GREEN

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at https://www.astproxyportal.com/ast/27213/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Thomas D. Zindrick, J.D.
- ○ James L. Tyree

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear(s) hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.